EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q/A for the period ended April 2, 2005, as filed with the Securities and Exchange Commission of the date hereof ( the "Report"), I, Jeffrey D. Kastner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      1) This Amended Quarterly Report on Form 10-Q/A of the Company, to which this certification is attached as an Exhibit, (the "Amended Quarterly Report"), fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in this Amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/  Jeffrey D. Kastner
                                       -------------------------------------
                                       Jeffrey D. Kastner
                                       Chief Financial Officer and Secretary
                                       June 2, 2005